                                  AMENDMENT TO
                                  ------------

                            PARTICIPATION AGREEMENT
                            -----------------------

                                    BETWEEN

                       FIDELITY DISTRIBUTORS CORPORATION
                       ---------------------------------

                                      AND

                         METLIFE INSURANCE COMPANY USA
                         -----------------------------

This Amendment, entered into as of June 1, 2015, amends the Participation Agreement ("Agreement") dated as of April 1, 1996 between MetLife Insurance Company USA ("Company") and Fidelity Distributors Corporation ("Underwriter").

WHEREAS, Company and Underwriter desire to amend the Agreement in order to add additional provisions to the Agreement;

NOW THEREFORE, the undersigned parties hereby agree as follows:

    1. The following new Section 10.10 is hereby added after Section 10.9 to the
Agreement:

       "10.10 In the event of a conflict between the terms of this Agreement and the prospectus for any Fund set forth on Schedule A hereto (as amended from time to time), the terms of the prospectus for the applicable Fund shall govern."

IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment to be executed in its name and on its behalf by its duly authorized representative and its seal to be hereunder affixed hereto as of the date specified below.


FIDELITY DISTRIBUTORS CORPORATION           METLIFE INSURANCE COMPANY USA

By:    /s/ Robert Bachman                   By:    /s/ Gregory E. Illson
       ---------------------------                 -----------------------------
Name:  Robert Bachman                       Name:  Gregory E. Illson
Title: EVP                                  Title: Vice President
Date:  04/29/16                             Date   March 30, 2016

                      AMENDMENT NO.4 DATED APRIL 28, 2008
               TO THE PARTICIPATION AGREEMENT DATED MAY 1, 2001,
                             AS PREVIOUSLY AMENDED

   Amendment to the Participation Agreement (the "Agreement") by and among MetLife Insurance Company of Connecticut, previously known as The Travelers Life Insurance Company, on behalf of itself and certain of its segregated asset accounts listed in Schedule A hereto, Variable Insurance Products Fund, Variable Insurance Products Fund II, Variable Insurance Products Fund III, Variable Insurance Products Fund IV, Variable Insurance Products Fund V, and Fidelity Distributors Corporation.

   WHEREAS, on May 1, 2006, The Travelers Insurance Company was renamed MetLife Insurance Company of Connecticut ("MICC") and The Travelers Life and Annuity Company was renamed MetLife Life and Annuity Company of Connecticut ("MLACC");

   WHEREAS, on December 7, 2007, MLACC was merged with and into MICC;

   WHEREAS, the parties desire to amend the Agreement by updating the notice provision and updating the names of the MICC separate accounts listed in Schedule A.

   NOW THEREFORE, in consideration of the foregoing and of the mutual covenants and conditions set forth herein and for other good and valuable consideration, each of the parties amends the Agreement as follow:

    1. Article XI of the Agreement entitled "Notices" shall be amended as follows:

       "If to the Company:

          Metropolitan Life Insurance Company
          501 Boylston Street
          Boston, MA 02116
          Attention: Alan C. Leland, Jr., Vice President

       Copy to:

          Metropolitan Life Insurance Company
          501 Boylston Street
          Boston, MA 02116
          Attention: Law Department"

    2. Schedule A of the Agreement is hereby deleted in its entirety and replaced with Schedule A attached hereto.

Except as set forth above, expressly supplemented, amended or consented to hereby, all of the representations and conditions of the Agreement will remain unamended and will continue to be in full force and effect.

IN WITNESS WHEREOF, each of the parties hereto have caused this Amendment No. 4 to be executed in their names and on their behalf by and through their duly authorized officers signing below.

                              METLIFE INSURANCE COMPANY OF
                              CONNECTICUT (on behalf of the Accounts and itself)

                              By:   /s/ Paul L. LeClair
                                    --------------------------------------------
                              Its:  Vice President & Actuary

                              VARIABLE INSURANCE PRODUCTS FUND,
                              VARIABLE INSURANCE PRODUCTS FUND II,
                              VARIABLE INSURANCE PRODUCTS FUND III,
                              VARIABLE INSURANCE PRODUCTS FUND IV, and
                              VARIABLE INSURANCE PRODUCTS FUND V

                              By:   /s/ Kimberley Monasterio
                                    --------------------------------------------
                              Its:

                              FIDELITY DISTRIBUTORS CORPORATION

                              By:   /s/ William Loehning
                                    --------------------------------------------
                              Its:  Executive Vice President

                                  SCHEDULE A
                                  ----------

                  SEPARATE ACCOUNTS AND ASSOCIATED CONTRACTS
                  ------------------------------------------

                                                              DATE EST. BY
                                                              BOARD OF     CONTRACTS FUNDED BY SEPARATE
NAME OF SEPARATE ACCOUNT                                      DIRECTORS    ACCOUNT
------------------------                                      ------------ --------------------------------
MetLife of CT Fund BD III for Variable Annuities               03/27/1997  Portfolio Architect XTRA
MetLife of CT Fund BD IV for Variable Annuities                            Vintage XTRA
                                                                           Vintage XTRA (Series II)
MetLife of CT Separate Account Five for Variable Annuities     06/08/1998  MetLife Retirement Account
MetLife of CT Separate Account Six for Variable Annuities
MetLife of CT Separate Account Seven for Variable Annuities    06/30/1998  Premier Advisers L
MetLife of CT Separate Account Eight for Variable Annuities                Premier Advisers L (Series II)
MetLife of CT Separate Account QP for Variable Annuities       12/26/1995  Gold Track
                                                                           Gold Track Select
MetLife of CT Separate Account QPN for Variable Annuities      12/26/1995  BluePrint
(unregistered)                                                             BluePrint II
                                                                           Unregistered GoldTrack
                                                                           Unregistered GoldTrack Express
                                                                           Unregistered GoldTrack VSP
                                                                           MetLife Retirement Perspectives
                                                                           Prime Builder
                                                                           Prime Builder II
MetLife of CT Separate Account Nine for Variable Annuities     06/18/1999  Portfolio Architect 3
MetLife of CT Separate Account Ten for Variable Annuities                  Portfolio Architect L
                                                                           Vintage II
                                                                           Vintage II (Series II)
                                                                           Vintage 3
                                                                           Vintage L
MetLife of CT Separate Account PF for Variable Annuities       07/30/1997  Prim Elite IT
MetLife of CT Separate Account PF II for Variable Annuities
MetLife of CT Fund ABD for Variable Annuities                  10/17/1995  MetLife Access
MetLife of CT Fund ABD II for Variable Annuities                           MetLife Access Select
                                                                           Portfolio Architect
                                                                           Portfolio Architect Select
                                                                           Premier Advisers
                                                                           Premier Advisers (Class II)
                                                                           Premier Advisers II
                                                                           Premier Advisers III
                                                                           Premier Advisers III (Series II)
MetLife of CT Fund U for Variable Annuities                    09/02/1982  Universal Annuity
                                                                           Universal Annuity Advantage
                                                                           Universal Select Annuity
MetLife of CT Separate Account TM for Variable Annuities       11/05/1997  Marquis
MetLife of CT Separate Account TM II for Variable Annuities
MetLife Insurance Company of CT Variable Annuity Separate      09/17/2002  Portfolio Architect Access
Account 2002                                                               Vintage Access
MetLife Life and Annuity Company of CT Variable Annuity
Separate Account 2002
MetLife of CT Separate Account Eleven for Variable Annuities   11/14/2002  Portfolio Architect Plus
MetLife of CT Separate Account Twelve for Variable
Annuities

MetLife of CT Separate Account Thirteen for Variable   11/14/2002 Portfolio Architect II
Annuities
MetLife of CT Separate Account Fourteen for Variable
Annuities
MetLife of CT Fund UL for Variable Life Insurance      07/02/1987 MetLife Variable Life
                                                                  Variable Survivorship Life
                                                                  Variable Survivorship Life II
                                                                  Variable Life Accumulator
                                                                  Variable Life Accumulator Series III
                                                                  Invest
                                                                  MarketLife
MetLife of CT Fund UL II for Variable Life Insurance   10/17/1995 MetLife Variable Life
                                                                  Variable Survivorship Life
                                                                  Variable Survivorship Life II
                                                                  Variable Life Accumulator
                                                                  Variable Life Accumulator (Series 2)
                                                                  Variable Life Accumulator Series III
                                                                  MarketLife
MetLife of CT Fund UL III for Variable Life Insurance  01/15/1999 COLI 1
                                                                  COLI 1 - Series 2
                                                                  COLI 2000
                                                                  COLI III
                                                                  Corporate Select
                                                                  COLI IV
MetLife of CT Separate Account CPPVUL1                 09/01/2002 COLI Private Placement
MetLife of CT Separate Account PP for Variable Life    11/21/2000 PPVUL1 (Davenport)
Insurance (unregistered)

[LOGO OF Fidelity INVESTMENTS]

May 16, 2007

Metlife Life and Annuity Company of Connecticut
Ms. Gina Sandanato
501 Boylston Street
Boston, Massachusetts 02116

Re: Participation Agreement among Variable Insurance Products Fund, Variable Insurance Products Fund II, Variable Insurance Products Fund III, Fidelity Distributors Corporation (the "Underwriter") and Insurance Company (the "Company"), dated May 1, 2001, as amended (the "Participation Agreement")

Dear Ms. Sandanato:

The Company, the Underwriter and the above referenced Variable Insurance Products Funds (the "Current Funds") are parties to the above-referenced Participation Agreement. As explained in the notice sent to you on May 3, 2007, Fidelity is in the process of reorganizing some of the portfolios of the Current Funds (the "Affected Portfolios") for administrative purposes. In connection with this reorganization, the Affected Portfolios will be moved into corresponding "shell" portfolios of a new Variable Insurance Products Fund V ("Fund V"). A list of all of the Affected Portfolios covered by the reorganization and the corresponding Fund V portfolios is set forth on the attached Exhibit.

In connection with this change, we are asking for your consent to (1) the amendment of the Participation Agreement to add Fund V as a "Fund" party under the terms of the Participation Agreement (the "Amendment") and (2) the assignment of all of the Current Funds' rights, benefits and obligations under the Participation Agreement with respect to the Affected Portfolios to Fund V, with respect to the corresponding portfolios of Fund V, and the release of the Current Funds from the obligations so assigned (the "Assignment"). The Participation Agreement will remain in full force and effect in accordance with its terms, as so amended and assigned herein.

Your signature below will indicate the Company's consent to the Amendment and Assignment of the Participation Agreement as set forth above, to become effective immediately upon consummation of the reorganization.

Thank you for your prompt attention to this matter. If for some reason we cannot obtain your signature prior to the reorganization, and the Company submits orders or instructions under the

        Fidelity Investments Institutional      100 Salem Street
        Services Company, Inc.                  Smithfield, RI 02917

Participation Agreement thereafter, we will deem the Company to have consented to these matters. Please do not hesitate to contact your Fidelity Relationship Manager or Key Account Manager if you have any questions.

                          Very truly yours,

                                        FIDELITY DISTRIBUTORS CORPORATION

                                        By:  /s/ Bill Loehning
                                             -----------------------------------
                                             Name:  William Loehning
                                             Title: Executive Vice President

                                        VARIABLE INSURANCE PRODUCTS FUND,
                                        VARIABLE INSURANCE PRODUCTS FUND II
                                        VARIABLE INSURANCE PRODUCTS FUND III,
                                        VARIABLE INSURANCE PRODUCTS FUND IV, and
                                        VARIABLE INSURANCE PRODUCTS FUND V

                                        By:  /s/ Kimberley Monasterio
                                             -----------------------------------
                                             Name:  Kimberley Monasterio
                                             Title: Treasurer

The Undersigned Consents to the Amendment and Assignment of the Participation Agreement as of this 18th day of June 2007:

METLIFE LIFE AND ANNUITY COMPANY OF CONNECTICUT

By:  /s/ Paul L. LeClair
     ---------------------------------
     Name:  Paul L. LeClair
     Title: Vice President and Actuary

Please keep one copy and return the other to:

Sharon Salter
Director, Contracts Management
Fidelity Investments
100 Salem Street, O2N
Smithfield RI 02917

                     THIRD AMENDMENT DATED OCTOBER 1, 2005
                                    TO THE
        AMENDED AND RESTATED PARTICIPATION AGREEMENT DATED MAY 1, 2001

Second Amendment to the Participation Agreement (the "Agreement") by and among Fidelity Distributors Corporation, Variable Insurance Products Fund, Variable Insurance Products Fund II, Variable Insurance Products Fund III (collectively, the "Fund") and The Travelers Insurance Company (the "Company"), a Connecticut life insurance company, each on behalf of itself and each of its segregated asset accounts (the "Accounts") listed in Schedule A hereto.

WHEREAS, each of the parties desires to update the list of Contract forms that are issued from Accounts which invest in shares of the Fund, each of the parties hereby agrees to amend Schedule A of the Agreement by adding the new contract form number shown below to those listed on Schedule A and to replace existing Schedule A with the new Schedule A attached hereto:

                              DATE ESTABLISHED BY NEW POLICY FORM NUMBERS OF
NAME OF SEPARATE ACCOUNT      BOARD OF DIRECTORS  CONTRACTS FUNDED BY SEPARATE ACCOUNT
------------------------      ------------------- ------------------------------------
TIC Separate Account CPPVULI  09-01-02            COLI Private Placement (L-17755)

IN WITNESS WHEREOF, each of the parties hereto have caused this Amendment to the Agreement to be executed in their names and on their behalf by and through their duly authorized officers signing below.

                                      THE TRAVELERS INSURANCE COMPANY

                                      By:     /s/ Daniel D. Jordan
                                              ----------------------------------

                                      Name:   Daniel D. Jordan
                                              ----------------------------------

                                      Its:    Vice President and Asst. Secretary
                                              ----------------------------------

                                      VARIABLE INSURANCE PRODUCTS FUND,
                                      VARIABLE INSURANCE PRODUCTS FUND II, AND
                                      VARIABLE INSURANCE PRODUCTS FUND III

                                      By:     /s/ Christine Reynolds
                                              ----------------------------------

                                      Name:   Christine Reynolds
                                              ----------------------------------

                                      Their:  Treasurer, SVP
                                              ----------------------------------

                                      FIDELITY DISTRIBUTORS CORPORATION

                                      By:     /s/ Bill Loehning
                                              ----------------------------------

                                      Name:   Bill Loehning
                                              ----------------------------------

                                      Its:    EVP
                                              ----------------------------------

                                  SCHEDULE A

                          TRAVELERS INSURANCE COMPANY
                          ---------------------------
                             VIP. VIP II. VIP III
                             --------------------
                               NOVEMBER XX. 2004
                               -----------------
                  SEPARATE ACCOUNTS AND ASSOCIATED CONTRACTS
                  ------------------------------------------

                                                               DATE
                                                               ESTABLISHED
                                                               BY BOARD OF POLICY FORM NUMBERS OF CONTRACTS FUNDED
NAME OF SEPARATE ACCOUNT                                       DIRECTORS   BY SEPARATE ACCOUNT
------------------------                                       ----------- --------------------------------------------
The Travelers Fund BD III for Variable Annuities               3/27/97     Portfolio Architect XTRA (L-14539)
                                                                           Vintage XTRA (L-21261)

The Travelers Separate Account Five for Variable Annuities     6/8/98      Travelers Retirement Account (L-22229)

The Travelers Separate Account QP for Variable Annuities       12/26/95    Gold Track (L-14666)
                                                                           Gold Track Select (L-14666)

The Travelers Separate Account QPN for Variable Annuities      12/26/95    BluePrint (L-14634)
(unregistered)                                                             BluePrint II (L-14634)
                                                                           Unregistered GoldTrack Express
                                                                           (L-14634)
                                                                           Travelers Retirement Perspectives (L-14664 -
                                                                           401K)

The Travelers Separate Account Nine for Variable Annuities     6/18/99     Vintage II (L-22270)
                                                                           Vintage 3 (L-22270-OL)

The Travelers Separate Account PF for Variable Annuities       7/30/97     PrimElite II (L-22355)

The Travelers Fund ABD for Variable Annuities                  10/17/95    Access (L-14539)
                                                                           Access Select (L-14539)
                                                                           Portfolio Architect (L-l4539)
                                                                           Portfolio Architect Select (L-14539)
                                                                           Premier Advisers (L-14539)
                                                                           Premier Advisers II (L-14530)

The Travelers Fund U for Variable Annuities                    9/2/82      Universal Annuity (LVA-10FPU; LVAFPG)

The Travelers Fund UL III for Variable Life Insurance          1/15/99     COLI 2000 (L-15491)
                                                                           COLI(L-15310)
                                                                           Travelers Corporate Benefit Life (L-15927)

The Travelers Separate Account PP for Variable Life Insurance  11/21/00    Private Placement COLI (L-15779)
(unregistered)

The Travelers Fund UL for Variable Life Insurance         7/2/87   Variable Survivorship Life (L-15258)
                                                                   Variable Survivorship Life II (L-15847)
                                                                   MarketLife(L-ULV)
                                                                   Accumulator (L-15598)
                                                                   Variable Life (L-15598)

The Travelers Separate Account TM for Variable Annuities  11/5/97  Marquis (TL-22156)

TIC Variable Annuity Separate Account 2002                9/17/02  Portfolio Architect Access (L-22156)
                                                                   Vintage Access (L-22156)

TIC Separate Account Eleven for Variable Annuities        11/14/02 Portfolio Architect Plus (L-22378)

TIC Separate Account Thirteen for Variable Annuities      11/14/02 Portfolio Architect II (L-22386)

TIC Separate Account CPPVUL1                              9/1/02   COLI Private Placement (L-17222)
                                                                   COLI Private Placement 10.05 (1-17755)